UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 30, 2004


                           CAMDEN NATIONAL CORPORATION
               (Exact name of Registrant as specified in charter)


                                      MAINE
                 (State or other jurisdiction of incorporation)



                     01-28190                           01-0413282
            (Commission file number)         (IRS employer identification no.)


                       Two Elm Street, Camden, Maine 04843
               (Address of principal executive offices) (Zip Code)


                                 (207) 236-8821
              (Registrant's telephone number, including area code)

Item 9 - Regulation FD Disclosure


Camden National Corporation issued a press release, which is attached as Exhibit 99.1, declaring a $0.20 per share dividend payable on April 30, 2004 for shareholders of record on April 15, 2004.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                           CAMDEN NATIONAL CORPORATION



                   By:   /s/ Gregory A. Dufour              Date: March 30, 2004
                         --------------------------
                         Gregory A. Dufour
                         Senior Vice President - Finance,
                         Operations & Technology and Principal
                         Financial & Accounting Officer